                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                         Date of Earliest Event Reported
                                February 8, 2005


                       Environmental Tectonics Corporation
             (Exact name of registrant as specified in its charter)



                                  Pennsylvania
         (State or other jurisdiction of incorporation of organization)



                1-10655                            23-1714256
       (Commission File Number)      (IRS Employer Identification Number)




                           County Line Industrial Park
                         Southampton, Pennsylvania 18966
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 355-9100

ITEM 8.01 OTHER EVENTS.

         On February 8, 2005, Environmental Tectonics Corporation ("ETC") entered into an agreement with the United Kingdom Defence Procurement Agency ("DPA") resolving their differences in relation to an agreement for aircraft maintenance trainers that was entered into by the parties in 1995. As part of the agreement, ETC will receive 2.5 million British pounds from DPA in final settlement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            ENVIRONMENTAL TECTONICS CORPORATION
                                            Registrant


Date:  February 10, 2005                    By /s/ Duane D. Deaner
                                               --------------------------------
                                                   Duane D. Deaner
                                                   Chief Financial Officer